Exhibit 10.8

EXECUTION COPY

FIRST AMENDMENT TO GUARANTY AND SURETYSHIP AGREEMENT

THIS FIRST AMENDMENT TO GUARANTY (this “Amendment”) is made as of this 14th day of September, 2009, by and between GRC-II (TX) LIMITED PARTNERSHIP, a Delaware limited partnership, as landlord (“Landlord”), and GRANDE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, as guarantor (“Holding”) and RIO GP, LLC, a Nevada limited liability company (“Rio GP”) together with Holding, “Guarantor”).

W I T N E S S E T H :

WHEREAS, Landlord and Grande Communications Networks, LLC, a Delaware limited liability company and successor-by-conversion to Grande Communications Networks, Inc. (“Tenant”), entered into that certain Lease Agreement dated June 24, 2004 (the “Lease”), with respect to certain premises located in San Marcos, Texas;

WHEREAS, Holding, Grande Communications Clearsource, Inc. and Grande Communications, Inc. entered into a Guaranty and Suretyship Agreement (the “Guaranty”) in favor of Landlord dated as of June 24, 2004 with respect to the Lease;

WHEREAS, Grande Communications Clearsource, Inc. and Grande Communications, Inc. subsequently merged into Tenant;

WHEREAS, Guarantor and Tenant have requested that Landlord modify certain provisions of Exhibit “A” to the Guaranty (Financial Covenants) and corresponding provisions to Exhibit “G” to the Lease (Financial Covenants) in order to permit a change of control of the Tenant Group and certain other related transactions;

WHEREAS, Landlord is willing to made such modifications provided that GRANDE INVESTMENT L.P., a Delaware limited partnership and GRANDE PARENT LLC, a Delaware limited liability company, execute and deliver to Landlord an additional Guaranty and Suretyship Agreement with respect to the Lease (the “New Guaranty”), that the New Guaranty is cross-defaulted with the Lease and Rio GP is added as a guarantor under the Guaranty;

WHEREAS, Tenant and Landlord desire to amend the Guaranty under such terms, covenants and conditions as more particularly set forth herein.

NOW, THEREFORE, in consideration of the terms, covenants and conditions set forth herein, it is hereby agreed:

1.             Additional Guarantor.  Rio GP is hereby added a guarantor under the Guaranty jointly and severally with Holding, with the same liabilities and obligations as Holding as if Rio GP had executed the original Guaranty.

2.             Additional Default.  Section 3.01(i) of the Guaranty is hereby deleted and the following is inserted in lieu thereof:

(i)             any Guarantor shall sell its assets in violation of Section 2.05 or shall consummate a Corporate Transaction other than in accordance with Section 2.05;

(ii)             intentionally omitted; or

(iii)            any Guarantor shall breach the Covenant described in Paragraph 2 of Exhibit “A”; or

(iv)           any Guarantor shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution, except that such liquidation, dissolution or beginning of proceedings shall not constitute an Event of Default Guarantor if it occurs following the consummation of a Corporate Transaction in which such Guarantor is not the Surviving Entity; or

3.             Financial Statements; Books and Records.  Section 2.02(a) of the Guaranty is hereby deleted.

4.             Financial Covenants.  Exhibit “A” to the Guaranty is hereby deleted and Exhibit “A” attached hereto is inserted in lieu thereof and Exhibit “B” attached hereto is hereby added to the Guaranty.

5.             Modification.  Except as expressly set forth herein, nothing herein is intended to or shall be deemed to modify or amend any of the other terms or provisions of the Guaranty.

6.             Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties thereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all counterparts shall constitute but one and the same instrument.

7.             Entire Agreement.  This Amendment and the Guaranty together contain the entire understanding between the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof.  Any promises, representations, warranties or guarantees not herein or therein contained and hereinafter made shall have no force and effect unless in writing, and executed by the party or parties making such representations, warranties or guarantees.  Neither this Amendment nor the Lease nor any portion or provisions hereof or thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

8.             Binding Agreement.  This Amendment shall not be binding upon Landlord and Guarantor unless and until Lender has provided its written consent to this Amendment.

9.             Enforceability.  If any provision of this Amendment or its application to any person or circumstances is invalid or unenforceable to any extent, the remainder of this Amendment, or the applicability of such provision to other persons or circumstances, shall be valid and enforceable to the fullest extent permitted by law and shall be deemed to be separate from such invalid or unenforceable provisions and shall continue in full force and effect.

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10.           Costs and Expenses.  Tenant shall pay all of Landlord’s costs and expenses, including but not limited to, reasonable attorney’s fees incurred in drafting Landlord’s consent to the Change of Control, preparing, reviewing and negotiating this Amendment, the amendment to the Lease, and the New Guaranty and costs and expenses of Lender in reviewing this Amendment.

11.           Definitions.  All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Guaranty.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above set forth.

LANDLORD:

GRC II (TX) LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	GRC II (TX) QRS 15-80, INC.,
a Delaware corporation,
its general partner

	By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Vice President

GUARANTOR:

GRANDE COMMUNICATIONS HODLINGS, INC, a Delaware corporation

By:	/s/ Michael L. Wilfley
Name:	Michael L. Wilfley
Title:	Chief Financial Officer

Signature Page to First Amendment to Guaranty

RIO GP, LLC,

By:	Grande Communications Holdings, Inc.
Its Manager

By:	/s/ Michael L. Wilfley
	Name:	Michael L. Wilfley
	Title:	Chief Financial Officer

Signature Page to First Amendment to Guaranty